EXHIBIT 99.3
SUPPLEMENTAL REMARKETING AGENCY AGREEMENT

SUPPLEMENTAL REMARKETING AGENCY AGREEMENT, dated as of April 19, 2013, among SLM Student Loan Trust 2005-9 (the “Trust”), Sallie Mae, Inc., as successor administrator to the Student Loan Marketing Association (the “Administrator”), and Credit Suisse Securities (USA) LLC and Deutsche Bank Securities Inc. (each, a “Remarketing Agent” and, collectively, the “Remarketing Agents”).  The Remarketing Agents will attempt, on a reasonable efforts basis, to remarket the Class A-6 (the “Notes”) described below that have been validly tendered by the holders thereof for sale on April 25, 2013 (the “Reset Date”) at a price equal to 100% of the aggregate principal amount so tendered in accordance with the terms hereof and of the Remarketing Agreement, dated as November 15, 2005 among the Trust, the Administrator, Deutsche Bank Securities Inc. and Credit Suisse First Boston LLC (as predecessor-in-interest to Credit Suisse Securities (USA) LLC) (the “Remarketing Agreement”), and the Remarketing Agency Agreement dated as of April 15, 2013 (the “Remarketing Agency Agreement”), among the Trust, the Administrator and the Remarketing Agents, the terms of which are hereby incorporated by reference and made a part hereof.  There is no assurance that the Remarketing Agents will be able to remarket the entire principal amount of Notes tendered in a remarketing.

The Remarketing Agents shall also have the option, but not the obligation, to purchase any tendered Notes at such price.  The option of the Remarketing Agents to purchase tendered Notes from the Class A-6 Noteholders will be subject, without limitation, to the conditions set forth in Section 8 of the Remarketing Agreement.  Capitalized terms not otherwise defined herein have the respective meanings assigned thereto in Appendix A to the Remarketing Agreement.

CERTAIN TERMS OF THE NOTES

Trust:	SLM Student Loan Trust 2005-9

Remarketing Agents and Addresses:	Credit Suisse Securities (USA) LLC Eleven Madison Avenue New York, New York 10010-3629 Attention: Craig Leonard

Deutsche Bank Securities Inc. 60 Wall Street, 3rd Floor New York, New York 10005 Attention: Con Accibal

Title of Notes:	Class A-6 Reset Rate Notes

Principal Amount of Notes to be Remarketed:	$280,825,000

Title of Indenture:	Indenture, dated as of November 1, 2005, as amended or supplemented from time to time by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee.

Eligible Lender Trustee:	Deutsche Bank Trust Company Americas

Indenture Trustee:	Deutsche Bank National Trust Company

Current Ratings:

Moody’s Investors Service, Inc.:	[REDACTED]

Standard & Poor’s Ratings Services:	[REDACTED]

Fitch Ratings:	[REDACTED]

Interest Rate Mode:

☒ Floating Rate	Three-Month LIBOR
Spread:	plus 0.55%
☐ Fixed Rate Spread:

Yield to Maturity of Fixed Rate Pricing Benchmark:

Fixed Rate:

Eligible Swap Counterparty (or Counterparties) and the floating rate (or rates) of interest payable by the Trust to each Eligible Swap Counterparty (or Counterparties):	N/A

Currency Denomination:	U.S. Dollars

Currency Exchange Rate:	N/A

Extension Rate:	N/A

All Hold Rate:	N/A

New Interest Rate:	As determined by application of the provisions set forth herein and in the Remarketing Agreement and Remarketing Agency Agreement.

Beneficial Owner Tender Provisions:
As set forth in the Preliminary Remarketing Prospectus Supplement dated April 15, 2013.  In the event that the Remarketing Agents fail to remarket all Class A-6 Notes validly tendered for remarketing on the Reset Date, then the Remarketing Agents shall promptly notify the Administrator and the Indenture Trustee of such failure.

Failed Remarketing Rate:	Three-Month EURIBOR + 0.55%

Form of Notes:
Global certificate registered in the name of the nominee of the applicable depository of the Notes, which is DTC, Clearstream, Luxembourg or Euroclear.  The beneficial owners of the Notes (“Beneficial Owners”) are not entitled to receive definitive certificates representing their Notes, except under limited circumstances.  A Beneficial Owner’s ownership of a Note currently is recorded on or through the records of the brokerage firm or other entity that is a participant in DTC, Clearstream, Luxembourg or Euroclear and that maintains such

Beneficial Owner’s account.

Purchase Price:	100% of the principal amount of the tendered Notes Payable to DTC, Clearstream, Luxembourg or Euroclear for the Beneficial Owners of tendered Notes.

Remarketing Fee (expressed as a percentage of the outstanding principal amount of the tendered Notes that successfully remarket, payable except in the case of a Failed Remarketing):	As set forth in the Remarketing Agency Agreement

Wire Instructions:	Bank Name: [REDACTED] ABA Number: [REDACTED] Account Name: [REDACTED] Account Number: [REDACTED] FFC A/C: [REDACTED] Attn: [REDACTED] Ref: [REDACTED]

Other:	The Notes will be remarketed using a preliminary and final remarketing Prospectus Supplement, a Base Prospectus and several Free-Writing Prospectuses, each as furnished by the Administrator.

Closing:	April 25, 2013

The foregoing terms are hereby confirmed and agreed to as of the day and year first above written.

SLM STUDENT LOAN TRUST 2005-9

By:	DEUTSCHE BANK TRUST COMPANY AMERICAS,
not in its individual capacity but solely as Eligible Lender Trustee

By:	/s/ Michele H.Y. Voon
Name: Michele H.Y. Voon
Title: Vice President

By:	/s/ Robin Durant
Name: Robin Durant
Title: Associate

SALLIE MAE, INC.
as Administrator

By:	/s/ Mark D. Rein
Authorized Signatory

CREDIT SUISSE SECURITIES (USA) LLC

By:	/s/ Ann Tran
Authorized Signatory

DEUTSCHE BANK SECURITIES INC.

By:	/s/ Karan Mehta
Authorized Signatory

By:	/s/ Roey Eyal
Authorized Signatory